UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C. 20549

                                     FORM 8-K/A
					   (Amendment No. 1)

                                  CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):   October 20, 2005


                              Southwest Airlines Co.
                  __________________________________________
             (Exact name of registrant as specified in its charter)

        Texas                         1-7259                   74-1563240
  _____________________           _____________              ______________
(State or other jurisdiction       (Commission              (I.R.S. Employer
   of incorporation)               File Number)            Identification No.)

P. O. Box 36611, Dallas, Texas                                 75235-1611
_________________________________                              ___________
(Address of principal executive offices)                        (Zip Code)


      Registrant's telephone number, including area code:   (214) 792-4000

                                 Not Applicable
                 ______________________________________________
            Former name or former address, if changed since last report


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
      CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))










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Explanatory Note

	This Amendment No. 1 to the Registrant's Current Report on Form 8-K/A is being furnished solely to correct certain typographical errors appearing in the Registrant's earnings release included in Exhibit 99.1 to the Registrant's Current Report on Form 8-K furnished on October 20, 2005. All GAAP figures reported in the Company's press release, as well as the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2005 filed with the Securities and Exchange Commission were correct, including the Company's net income for the three and nine months ended September 30, 2005, of $227 million and $462 million, respectively. However, in the Company's third quarter 2005 press release, certain non-GAAP items were included in order to enhance the usefulness of the Company's earnings report. In the Company's Reconciliation of reported amounts to Non-GAAP items, Net income, excluding unrealized gains, should have been $392 million for the nine months ended September 30, 2005, $118 million for the three months ended September 30, 2004, and $253 million for the nine months ended September 30, 2004, instead of the original amounts reported. In addition, Net income per share, diluted, excluding impact of unrealized gains, should have been $.48 for the nine months ended September 30, 2005, and $.31 for the nine months ended September 30, 2004, instead of the amounts reported.

	A revised version of the Registrant's earnings release, as so corrected, is included herewith.

Item 2.02  Results of Operations and Financial Condition.

	On October 20, 2005, the Registrant issued a press release announcing its financial results for the third quarter ended September 30, 2005. The press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

	The information furnished in Item 2.02 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.


                               SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Southwest Airlines Co.

November 14, 2005                       By:     /s/ Laura Wright
                                        Name:   Laura Wright
                                        Title:  Senior Vice President-Finance
                                                Chief Financial Officer







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
                              Exhibit Index


      Exhibit No.    Description
      99.1           Registrant's Third Quarter 2005 Earnings Release.
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